Exhibit 10.1
Executive Officer Compensation Summary — Fiscal 2007 and 2006

		Shares of	Shares Underlying
	Base Salary	Restricted Stock	Stock Options
Executive Officer	($)	(#)*	(#)*
J.S.B. Jenkins President and Chief Executive Officer	2007 – $508,800 2006 – $508,800	2007 – 0 2006 – 14,818	2007 – 0 2006 – 24,534

Mark J. Flaherty Chief Financial Officer, Treasurer and Assistant Secretary	2007 – $187,500 2006 – $187,500	2007 – 0 2006 – 6,270	2007 – 0 2006 – 10,381

David Lawhon Vice President of Operations	2007 – $180,000 2006 – $180,000	2007 – 0 2006 – 2,467	2007 – 0 2006 – 1,490

*	All equity grants are based on the Company’s financial performance for the prior fiscal year.
Non-Employee Director Compensation Summary — Fiscal 2007

		Board and Committee	Shares of		Shares Underlying
Annual Retainer		Meetings Fees	Restricted Stock		Stock Options
($)		($)	(#)		(#)
Board Member (other than the Chairman of the		Audit Committee:	Continuing		Continuing
Board):	$25,000	$2,000 per meeting	Board Member:	0	Board Member:	0

Audit Committee		Board and Other	New Board Member:	N/A	New Board Member:	N/A
Chairperson:	$7,500	Committees: $1,500
		per meeting

Other Committee Chairpersons:	$5,000		Chairman of the Board:	0	Chairman of the Board:	0

Chairman of the Board:	$53,000		New Chairman of the Board:	N/A	New Chairman of the Board:	N/A